UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2022

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

929 Long Bridge Drive, Arlington, VA	22202
(Address of principal executive offices)	(Zip Code)

(703) 414-6338
(Registrant's telephone number, including area code)

100 N. Riverside Plaza, Chicago, IL 60606-1596
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2022, the Board of Directors (the “Board”) of The Boeing Company (the “Company”) elected David L. Gitlin as a director. Mr. Gitlin is Chairman and Chief Executive Officer of Carrier Global Corporation. Prior to his election as chairman in April 2021, he served as president and CEO of Carrier. Mr. Gitlin previously served in a number of leadership roles at United Technologies Corporation, including president and chief operating officer of Collins Aerospace Systems, president of UTC Aerospace Systems, president of Aircraft Systems, UTC Aerospace Systems, and the following positions with Hamilton Sundstrand: president of Aerospace Customers & Business Development; vice president of Auxiliary Power, Engine & Control Systems; vice president and general manager of Power Systems; and vice president of Pratt & Whitney programs. The Board has appointed Mr. Gitlin to the Aerospace Safety Committee and the Finance Committee. Mr. Gitlin will participate in the Company’s nonemployee director compensation program, which is described beginning on page 23 of the Company’s proxy statement for its 2022 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 11, 2022.

A copy of the Company’s press release relating to this matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by The Boeing Company, dated June 21, 2022

104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ John C. Demers
John C. Demers
Vice President, Assistant General Counsel & Corporate Secretary

Dated: June 22, 2022